Exhibit 99.3

Business Strategy Supplement

Tecumseh Products Company

July 2009

0

Our Path to the Strategic Plan

Beginning in August 2007 with the appointment of Ed Buker as CEO, the Company’s Board of Directors
initiated a strategic review, which concluded in June 2008.

Management, working in conjunction with CRA, Rothschild and the Board, evaluated every reasonable option to determine the best opportunity for maximizing shareholder return, including:

Sale of the business in its entirety, by assessing…

Interested and capable strategic and financial buyers

Opportunities for synergies

Favorability of current market conditions and level of M&A activity

How the company would be priced based on recent financial performance

Sale of the business in parts, by evaluation of…

Separable and saleable potential of operations and products

Current sale value via breakup as compared to other alternatives

If not sold, potential for the business over the next five years; identify best opportunities to maximize profitability and cash flow.  Options included:

Footprint rationalization

Establishment of joint ventures and technology alliances

Changes in the marketing and sales organization

Introduction of new products

Elimination of unprofitable products / customers

Distribution of available cash to shareholders

The overwhelming conclusion: the
greatest shareholder value could be
generated by pursuing a Best Cost
Country strategy for significant margin
improvement

The next three pages are representative of data reviewed during this rigorous process…

We are a mid-tier global compressor player today; by 2012 we expect to be the same size but with stronger profitability

Tiers based on market positioning and product offering

All players in commercial refrigeration also offer condensing units

Financials (2008)

Player

Summary

Markets

Products

Footprint

Rev ($B)

Strength

Emerson
Climate
Tech.
(Copeland)

Diversified industrial

Market leading products
(scroll) and profitability

Participates in commercial
and AC, but not R&F

Com’l

AC

Recip

Scroll – leader

Controls

Motors, drives
and valves

HCC: US, Ireland,
Germany, Belgium

LCC: Mexico, Czech
Rep., China, India,
Thailand

3.8 (Climate)

24.8 (Corp)

EBIT: 14% (Clim.);
17% (Corp)

Cash: $1.8 Bn

Debt: $4.5 Bn

Danfoss

Diversified industrial

Broad market participation

Complementary products

High debt load (Sauer-
Danfoss acquisition)

R&F

Com’l

AC

Recip

Scroll

Controls

Heating

Motors

HCC: US, Germany,
France

LCC: Mexico,
Slovenia, Slovakia,
China

1.7 (AC Ref)

6.0 (Corp)

EBIT: 3% (AC Ref);
2% (Corp)

Cash: $108 MM

Debt: $1.9 Bn

Tecumseh
(now)

Broad market participation

Strong historical reputation

Lagging profitability

R&F

Com’l

Specialty
AC

Recip

Rotary

Scroll – limited

HCC: US, France

LCC: Brazil, India,
Mexico

1.0

EBIT: -7%

Cash: $110 MM

Debt: $32 MM

(2012 target)

Improved profitability

Enhanced products

All three technologies

R&F

Com’l

Specialty
AC

Recip

Rotary

Scroll –
extensive

HCC: Late Stage
Customization

LCC: Brazil, India,
Mexico, others

1.0

EBIT: 5%

Cash: $141 MM

Debt: $44 MM

Embraco /
Whirlpool

R&F and small
commercial focus

Owned by Whirlpool

R&F

Com’l

Recip – smaller

HCC: Italy

LCC: Brazil,
Slovakia, China

0.9 (Em ’05)

18.9 (Corp)

EBIT: 4% (Em ’05);
4% (Whirlpool)

Cash: $146 MM

Debt: $2.2 Bn

ACC

Shrinking to just R&F

R&F

Recip – smaller

HCC: Germany,
Italy

LCC: Austria,
Hungary, China

~ 0.3 (’07)

EBIT: 3% (’07)

NI: -1% (’07)

Cubigel

Carve-out from ACC

Small, commercial focus

Com’l

Recip – smaller

HCC: Spain

~0.16 (est.)

Sources:

BSRIA, Company websites

Capital IQ, Annual Reports

Tecumseh’s Competitive Standing

Compressor manufacturer screening

ACC / Cubigel

Changshu Baixue

Dongling

Fusheng

Howden

Mayekawa

Samsung

Tubocor

ACCEL

Chongqing General (Midea)

Dorin

Gelfred

Huangshi Dongbei

MELCO

Sanyo/MABE

Vilter

Applicom/Necchi

Chongqing Jialing

Ebara

Grasso

Huayi

MHI

Sharge

Voltas

Bitzer1

Chunlan

Embraco

Gree

Jiaxipera / Huayi

Qianjiang

Sichuan Danpu

Wanbao

Bock

Copeland

Fedders

Guangzhou Lengji

Kobelco

Qingan

Teco

Wuxi

Bristol

Daikin

Frascold

Hanbell

Kulthorn

Rechi

TEE

Wuzhou

Carlyle/Carrier

Dalian

Frick

Hartford

LG

Refcomp

Toshiba Carrier

Yantai Moon

Changming

Danfoss

Frigapol

Hitachi

Matsushita

Roltec

Trane

York

ACC / Cubigel

Changming2

Embraco

Huayi

Matsushita

Sanyo

Applicom / Necchi

Changshu Baixue

Guangzhou Lengji

Jiaxipera

MELCO (Mitsubishi)

Sichuan Danpu

Bitzer

Copeland

Hitachi

Kulthorn

Qianjiang

TEE

Bristol

Danfoss

Huangshi Dongbei

LG

Samsung

ACC / Cubigel

Changshu Baixue

Huayi / Jiaxipera

Embraco

Sichuan Danpu

Bitzer1

Copeland

Guangzhou Lengji

Kulthorn

TEE

Bristol

Danfoss

Huangshi Dongbei

Qianjiang

= Fact review set

1. Bitzer included due to previous partnership

2. Inconsistent information across sources

All Compressor Manufacturers

Sources: BSRIA, Company websites

Markets

Regions

Products

Footprint

Obstacles /
Other

Emerson

2

2

2

2

Cash $1.8 Bn

T. adds R&F (less
attractive)

Overlap in most regions

T. offers R&F w/o
paying Embraco

T. adds Brazil

Danfoss

4

4

3

5

Debt $3.8 Bn (78% of
2008 net sales)

Overlap in R&F and
Com'l

T. adds L. Am., India;
overlap in Eur, NA

T. has broad-range TH,
scroll

T. adds Brazil, India

ACC

4

4

5

5

Divested Cubigel;
Private equity owned

Overlap in R&F and
com'l

T. adds NA, L. America,
India

T. adds lighter TH;
larger recip; scroll

T. adds Brazil, India

Bristol

4

5

4

4

Private equity owned

T. Adds com’l ref and
R&F

T. adds L. America,
Europe, India

T. adds rotary, scroll,
Ref Rcips

T. adds India and Brazil

Embraco

4

3

4

3

Whirlpool ownership;
combination would
capture 80%+ of
Brazilian market

R&F, small com'l
overlap

T. adds India

T. adds larger recip,
rotary, scroll

T. adds India

Huayi

4

5

4

3

T. adds stronger
presence in com’l

T. adds N. and L.
America and Europe

T. adds higher capacity
and CU’s

T. Adds India, Brazil

Bitzer

3

2

3

2

Approximately $0.5 Bn
in annual net sales

T. Adds R&F, small
com'l

Overlap in most regions

T.'s are smaller;
T adds scroll tech.

T. expands Brazil, India

Synergy opportunities between Tecumseh and competitors

Key

= Low opportunity

= High opportunity

/ Cubigel

/ Jiaxpera

Sources: BSRIA, Company websites; Capital IQ; Annual reports

Tecumseh’s assets are separable, but selling them individually would yield inferior value relative to the BCC strategy

Based on analysis and prior experience, we conclude:

*Independent regional companies could cross-supply via agreements, but the added frictions and mark-ups from independence make the activity less efficient as a primary strategy, relative to the BCC plan

Regional entities could conceivably operate independently

Each regional operation would be capable of competing only in limited markets

North America: focus on NA commercial and specialty AC

Europe: focus on Europe commercial

India: focus on India / Middle East R&F, commercial and AC

Brazil: focus on cross-region R&F and Latin America light commercial and AC

Selling one or several entities would require supply agreements with remaining entities

Despite feasibility of separable operations, value available from a breakup appears modest

Given LTM performance of each regional operation – each would likely be a distressed sale

Brand reputation and distribution channels (liquidate operations): provides value to strategic buyer; in light of severance cost and contingent liabilities, net liquidation value is less than current market value

Despite lack of empirical evidence, it is possible that breakup value today exceeds value of selling complete entity – however…

The BCC strategy pairs lower-cost manufacturing (Brazil, India) with higher-price markets (North
America, Europe), creating a level of value greater than any current disposition strategy, whether in whole or in parts*

Both breakup and complete-sale values today are much lower than value expected under BCC plan

We have a proven history of pursuing breakup strategy using the same methodology with successful results (Fasco, Engine & Powertrain, MP Pumps, Little Giant) Based on that experience, we know that the breakup of the compressor business would not yield a similarly favorable outcome.

Approach for cash distribution to shareholders

Cash Distribution to Shareholders

We will pay regular dividends out of earnings, once
earnings and free cash flow are positive and projected
to remain positive

We will use cash for share buy-backs or special
dividends when we have “excess cash”

Under current credit market conditions, we expect “excess
cash” to be that above $75 – 125 MM plus BCC and
operational funding needs

We will buy back shares only if there is a single class of
stock

Important Proxy Information:

    Tecumseh Products Company has filed a definitive proxy statement/prospectus and other relevant documents concerning the annual meeting with the United States Securities and
Exchange Commission (“SEC ”) on July 10, 2009. Before soliciting proxies, the Company will provide shareholders with the definitive proxy statement/prospectus. The Company advises shareholders to read the definitive proxy statement/prospectus because it contains important information about the company and certain proposals to be presented to a vote of shareholders at its 2009 annual meeting. Shareholders may obtain free copies of the definitive proxy statement/prospectus and other documents the company files with the SEC at the SEC’s website at www.sec.gov. They may also access a copy of the company’s definitive proxy statement/prospectus by accessing www.tecumseh.com. In addition, shareholders may obtain a free copy of the definitive proxy statement by contacting Georgeson Inc. toll free at (866) 203-
1198 (banks and brokers call (212) 440-9800).

    The company, its directors, some of its executive officers and certain other of its employees are participants in the solicitation of proxies in respect of the matters to be considered at the annual meeting. Information about the participants is set forth in the definitive proxy statement/prospectus. Information about the participants’ direct or indirect interests in the matters to be considered at the annual meeting is also contained in the proxy statement/prospectus referred to above.